EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-833386.


                                                       /s/ Arthur Andersen LLP
                                                       -------------------------
                                                       ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
April 1, 1999